Specimen Stock Certificate


 NUMBER                                                               SHARES

 CI
                             CONRAD INDUSTRIES, INC.


                                                           CUSIP  208305  10  2

                   INCORPORATED UNDER THE LAWS              SEE REVERSE FOR
                    OF THE STATE OF DELAWARE              CERTAIN DEFINITIONS


This Certifies that





is the record holder of


         FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK PAR VALUE $.01 PER SHARE OF Conrad Industries, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                 [CORPORATE SEAL
                                      1998]



            /s/ J. Parker Conrad                        /s/ John P. Conrad, Jr.
           ----------------------                       ------------------------
              Co-Chairman                              Co-Chairman and Assistant


               Countersigned and Registered:
               American Stock Transfer and Trust Company
               Transfer Agent
               and Registrar

               By:______________________________
                  Authorized Signature




                                   Exhibit 4-1

                             CONRAD INDUSTRIES, INC.

     The Corporation will, upon request and without charge, furnish any stockholder information as to the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                 UNIF GIFT MIN ACT _______Custodian_________
TEN ENT - as tenants by the  entireties                          (Cust)           (Minor)
JT TEN -  as joint tenants with right of                      under Uniform Gifts to Minors
          survivorship and not as tenants
          in common                                             Act____________
                                                                      (State)



     Additional abbreviations may also be used though not in the above list.


   For Value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

/                 /
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         (NAME AND ADDRESS OF ASSIGNEE SHOULD BE PRINTED OR TYPEWRITTEN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint.

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


AFFIX MEDALLION SIGNATURE          ____________________________________________
GUARANTEE IMPRINT BELOW
                                   ____________________________________________
                                   ABOVE  SIGNATURE(S)  TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT  ALTERATION  OR  ENLARGEMENT,  OR ANY
                                   CHANGE WHATEVER.

                                   THE  SIGNATURE(S)  MUST BE  GUARANTEED BY AN
                                   ELIGIBLE  GUARANTOR  INSTITUTION  SUCH  AS A
                                   SECURITIES  BROKER/DEALER,  COMMERCIAL BANK,
                                   TRUST  COMPANY,  SAVINGS  ASSOCIATION  OR  A
                                   CREDIT  UNION  PARTICIPATING  IN A MEDALLION
                                   PROGRAM APPROVED BY THE SECURITIES  TRANSFER
                                   ASSOCIATION, INC.

                                  Exhibit 4-2